[PHOTOGRAPH]


The
Gabelli
Global
Convertible
Securities
Fund




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434
                 The Gabelli Global Convertible Securities Fund
                              Annual Report - 1995


To Our Shareholders:

      In the fourth quarter of 1995, The Gabelli Global Convertible Securities Fund's share price increased 1.2% from $11.05 on September 30, 1995, to an adjusted net asset value of $11.18 on December 31, 1995 which reflects the $0.39 dividend paid on December 29, 1995. The Fund's total return was 12.6% for the year ended December 31, 1995. Global convertible markets, measured by the Jefferies Global Convertible Bond Index, returned 4.0% in the fourth quarter and 10.7% for the year. The Lipper Analytical Services, Inc. Convertible Securities Index increased 2.4% for the quarter and 20.8% for the year. Given the domestic scope of the Lipper Convertible Index, it does not reflect the global markets in which the Fund invests. 1995 was characterized by strong domestic equity and bond markets while international markets lagged. For 1996, we expect international markets, particularly ones in Asia, to outperform those in the U.S.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve an above-average rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

INVESTMENT RESULTS (a)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Quarter
                                                              ------------------------------------------
                                                                1st         2nd         3rd        4th           Year
                                                                ---         ---         ---        ---           ----
1995:     Net Asset Value ............................        $10.09     $10.64       $11.05      $10.79        $10.79
          Total Return ...............................          1.6%       5.5%         3.9%        1.2%         12.6%
------------------------------------------------------------------------------------------------------------------------------------
1994:     Net Asset Value ............................        $10.38     $10.37       $10.64       $9.93         $9.93
          Total Return ...............................          3.8%(b)   (0.1)%        2.6%       (5.2)%         0.9%(b)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1995 (a)
                 ----------------------------------------------

     1 Year .............................................   12.6%
     Life of Fund (b) ...................................    6.9%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date              Rate Per Share                 Reinvestment Price
-----------------              --------------                 ------------------
December 29, 1995                  $0.393                           $10.79
December 30, 1994                  $0.160                            $9.93

(a) Average annual and total returns reflect changes in share price, reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From  commencement  of operations on February 3, 1994.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the Gabelli Global Convertible Securities Fund, The Jefferies Global Convertible Index and the Lipper Analytical Services Convertible Securities Fund Index

 [The following table was represented by a line graph in the printed material.]

                                                 Lipper
                    Global Convertible          Analytical     Jefferies Global
   Date                 Securities              Convertible    Convertible Index
   ----                 ----------              -----------    -----------------
  2/3/94                 $10,000                 $10,000            $10,000
12/30/94                 $10,090                 $ 9,324            $ 9,694
12/31/95                 $11,360                 $11,262            $10,731

**The Fund is now being compared to the Jefferies Global Convertible Index instead of the 60% Margan Stanley World Index/40% J.P. Morgan Global Government Bond Index. The Jefferies Index provides a better comparison to global convertible markets and was not in existence last year. A $10,000 investment in the 60% Morgan Stanley World Index/40% J.P. Morgan Global Government Bond Index on February 3, 1994 would be worth $11,800 on December 31, 1995.

--------------------------------------------------------------------------------

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the pick-up in industrial demand.

                                    [GRAPHIC]

Commentary -- Fourth Quarter 1995

      Domestic equity and debt markets rose during the fourth quarter in anticipation of the 25 basis point cut in the federal funds rate to 5.25%. International equity markets firmed as lower interest rates in the U.S. paved the way for rate cuts in Europe. Following the Federal Reserve's move to loosen credit, Germany's Central Bank cut its key lending rate, the repo rate, by 25 basis points to 3.75%. France's call money rate fell from over 5% to approximately 4.5% in less than two weeks. As Anglo economies slow, we believe the recovery in Japan will fuel continued growth throughout Asia. Approximately 45% of the Fund's assets have been committed to this region.

A New Look at Japan

      The Bank of Japan has enacted a reflationary policy designed to lift the stagnant Japanese economy. Average monthly money supply grew by 13% in the fourth quarter of 1995. Retailers have been the first to respond, with November department store sales increasing for the first time since February 1992. Rapid money growth, together with lower interest rates, will stimulate consumer confidence and economic expansion.

      Since the third quarter, the dollar's 21% appreciation over the yen has improved the competitive advantage of Japanese industry. Since July, the Nikkei 225 Index rose 37%, and its most heavily weighted member, Sony Corporation, was up over 50%. The market is anticipating strong economic growth and a rebound in corporate earnings. We feel this is only the beginning.

      The Bank of Japan's reflationary policy has other important implications for investors. The effects of high money growth will inevitably weaken the yen relative to other major currencies. Consequently, we have either selected dollar denominated convertible securities or have hedged the currency risk.

      Domestic manufacturers stand to gain from a rise in private consumption. Companies that derive earnings from consumer spending such as Takashimaya Co. Ltd., the oldest and largest Japanese department store/mail-order retailer should benefit. Takashimaya has been a top performing holding, gaining almost 145% since its purchase in August 1995.

      Foreign manufacturers in countries that have established a favorable trade relationship with Japan will also benefit. In 1994, Indonesia led the South East Asian community by selling 27% of its exports to Japan, compared with the 14.6% of total exports it sold to the U.S. Of the Fund's 30% exposure to non-Japan Asia, 20% is currently invested in Indonesia.

      Export driven companies in other nations with ties to Japan are in a good position to gain from its recovery. One such example is Nan Ya Plastics Corporation, a major Taiwanese manufacturer of plastic and chemical fiber products for industrial uses throughout Asia. Nan Ya is currently expanding the operating capacity of many of its industrial product lines to meet growing Asian demand.

THE PORTFOLIO

Global Allocation

      The chart at the right represents the Fund's holdings by geographic region on December 31, 1995. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION 12/31/95

  [The following table was represented by a pie chart in the printed material.]

               Asia/Pacific Rim                   26.3%
               Europe                             17.6%
               Japan                              14.1%
               Cash                                5.8%
               South Africa                        3.5%
               Canada                              3.2%
               Latin America                       2.6%
               United States                      26.9%

Let's Talk Converts

      The following are specifics on selected holdings of our Fund's investments. Favorable EBITDA (earnings before interest, taxes, depreciation and amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

Finaxa (Sub Deb. Conv. 3.00% 01/01/01) is the holding company for French insurer Axa SA. Axa is the second largest insurance company in France, with diversified interests throughout Europe, North America and Asia. Axa markets life and non-life insurance products under its own name in Germany, Belgium, Canada, Spain, the UK and Italy, as well as in France. In the U.S., Axa owns 60.4% of Equitable Cos. Inc., which is the eighth largest U.S. life insurer and the parent company of Donaldson Lufkin & Jenrette, a leading integrated investment bank. Axa's recent 51% acquisition of National Mutual, Australia's second largest life insurance company complements the aggressive Asian expansion plan that has been set forth by management.

      The French Franc denominated bond is an attractive alternative to the stock. At a price of $111.60 it sells at a low 7% premium. The current yield of 2.70% is 59 basis points higher than the stock. The bond cannot be called until January of 1998 at a price of $111.66.

Cookson Group plc (Sub. Deb. Conv. 7.00% 11/02/04) is a major international supplier of industrial ceramic supplies, plastic additives and electronic materials. After restructuring in 1989, the company has achieved double digit operating margins and sales increases. Management's long-term goal is to concentrate on businesses in which it has established strong market positions and which demonstrate strong sales growth. In 1995, its electronic materials division grew its profits by 40%. Its industrial ceramics operations also had a strong year with a 26% increase in operating profits. Management plans to enhance shareholder value by acquiring entities that fit its "25% return on investment" criteria. Sales are global with 65% from the U.S., 30% from Europe, and the remainder from Asia.

      The Cookson convertible ($117.25) has a 10% premium and a 6% current yield. The stock yields only 3%. The bond cannot be called until November of 1999 at par.

Kawasaki Heavy Industries Ltd. (Sub. Deb. Conv. 0.80% 09/28/01) KHI is a leading international manufacturer of industrial goods, with a product line ranging from precision hydraulic components to power plants and bridges. Additionally, it is the manufacturer of the world-renowned Kawasaki motorcycle and motorized Jetski. The company also manufactures ships, rolling stock, aircraft and industrial plants. Management has taken steps to blunt the effect of Japan's five-year recession by consolidating its operations into four major segments: Transport Equipment, Aerospace, Industrial Equipment, and International Subsidiary Mediation. Weakness in the Japanese economy caused non-consolidated sales to fall 3% although its Ship & Plant Engineering groups posted sales increases. KHI is a cyclical Japanese company that should benefit from an economic recovery.

     The KHI bond ($110) is a close alternative to the equity with a low 7% premium. Its bond value, which is estimated to be in the low 90s, provides downside support.

Magma Copper Company (Cv. Pfd. 6.00% Series A) is one of the biggest primary copper producers in the United States. Magma produces high-quality copper cathodes and rods for sale to customers worldwide. Its smelting operations represent 25% of the United States' smelting capacity. On December 1, Broken Hill Proprietary Co., Australia's largest resources company, agreed to buy the shares of Magma at $28 per share, almost 30% above its market price. Magma Copper is a great example of our value style investment philosophy. Over the last four years, Magma had increased its cash from operations by 115% on average annual sales growth of approximately 8%. With news of the takeover, the convertible preferred debt leaped from $73.75 to over $100.

Yang Ming Marine Transport (Sub. Deb. Conv. 2.00% 10/06/01) is an international "container liner" service, transporting cargo in containers for customers throughout the world. The company owns a fleet of 25 vessels, making it the second largest container liner company in the Republic of China (Taiwan). The trans-Pacific route between Asia and North America accounted for 58.8% of revenues in the year ended June 1995; the Asia-Europe route, 35.8%; and the Intra-Asia, Far East/Australia route, 5.5%. The Trans-Pacific Stabilization
Agreement between Asia and the United States increased freight rates for shipments between Japan and the U.S. The company should continue to benefit from its exposure to Asian export growth.

      The bonds ($110.25) have a yield to maturity of 4.7% on a low 11% premium. The convertible's put feature at a price of $123.16 in October 1999 offers excellent downside protection with a bond value of approximately $100.

Takashimaya  Co.  Ltd.  (Warrants   07/02/96)   Takashimaya   recently  reported
better-than-expected profit growth due to successful cost cutting efforts. Takashimaya stands to benefit from strength in the Japanese retail sector.

      Each dollar-denominated warrant entitles the holder to purchase 447 shares of Takashimaya at 1569 yen per share until July 1996. The common stock currently trades at 1670 yen. The warrant's low 1% premium provides an efficient way to gain exposure to the stock with reduced currency risk.

Nan Ya Plastics Corporation (Sub. Deb. Conv. 1.75% 07/19/01) is the world's largest plastics processor and the third largest producer of both polyester and copper clad laminates. Profit rose 22% last year as cotton shortages boosted demand for substitutes. Nan Ya is expanding production both in Taiwan and China. China's plans to lower import tariffs will increase Nan Ya's export revenues.

      The convertible bond ($99.00) enjoys a 7.49% yield based on the July 2001 premium redemption price of $135.67 dollars. The bond provides an attractive yield advantage over the common and excellent down side protection.

Minimum Initial Investment - $1,000

      The minimum initial investment will be $1,000 until the Fund has grown to over $100,000,000 in assets under management, at which time the minimum will increase to $25,000 for new investors. There is no initial minimum investment for accounts established through our Automatic Investment Plan. Shares of the Fund are offered at no load through April 30, 1996. After such date, the Fund will impose a 4.5% front end sales charge on all new accounts. Shareholders in the Fund prior to that date will never be subject to a load, even on subsequent investments.

In Conclusion

      The future for investing in global convertibles promises to be rewarding. We appreciate your confidence in our investment abilities and promise to continue working hard to find the best investment opportunities in the world.

      We thank you for your investment and will strive to achieve our shared investment objective of strong risk adjusted returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GAGCX. Please call us during the day for further information.


                                            Sincerely,


                                            /s/  Hart Woodson

                                            A. Hartswell Woodson, III
February 1, 1996                            Vice President and Portfolio Manager



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- December 31, 1995
====================================================================================================================================

  Principal                                                                                                                Market
   Amount                                                                                      Cost                        Value
   ------                                                                                      ----                        -----
                 CONVERTIBLE SECURITIES -- 89.05%

                 CONVERTIBLE  CORPORATE  BONDS -- 75.05%
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.54%
  1,147,500(a)   Michelin France Sub. Deb. Cv.
                   2.50%, 01/01/01 ....................................................     $    225,315               $    242,184
                                                                                            ------------               ------------

                 BUILDING AND CONSTRUCTION -- 2.71%
$   100,000      Bacnotan Consolidated Sub.
                   Deb. Cv.5.50%, 06/21/04 ............................................           98,842                     86,000
    200,000      Tata Iron & Steel Co. Ltd.
                   Sub. Deb. Cv.2.25%, 04/01/99 .......................................          196,807                    176,500
    150,000      YTL Corporation Berhad Sub.
                   Deb. Cv. Zero Cpn., 08/15/02 .......................................          162,750                    164,250
                                                                                            ------------               ------------
                                                                                                 458,399                    426,750
                                                                                            ------------               ------------

                 BUSINESS SERVICES -- 2.60%
    100,000      International Container Terminal
                   Services Sub. Deb. Cv.
                   5.00%, 09/15/01 ....................................................           79,101                     79,000
    150,000      News American Holdings
                   Incorporated Sub. Deb. Cv.
                   Zero Cpn., 03/11/13 ................................................           64,417                     68,250
    350,000      Softkey International Inc. Sub.
                   Deb. Cv. 5.50%, 11/01/00 ...........................................          329,166                    262,500
                                                                                            ------------               ------------
                                                                                                 472,684                    409,750
                                                                                            ------------               ------------

                 CABLE -- 2.68%
    300,000      Comcast Corporation Sub.
                   Deb. Cv. 1.125%, 04/15/07 ..........................................          154,743                    151,500
    250,000      International CableTel
                   Incorporated Sub. Deb. Cv.
                   7.25%, 04/15/05 ....................................................          252,999                    270,000
                                                                                            ------------               ------------
                                                                                                 407,742                    421,500
                                                                                            ------------               ------------

                 CONSUMER PRODUCTS -- 7.02%
    100,000      Goldstar Co. Ltd. Sub. Deb.
                   Cv. 3.25%, 12/31/06 ................................................          102,043                    126,000
                 Matsushita Electric Industrial
                   Co., Ltd.:
 20,000,000(b)     Sub. Deb. Cv. 1.30%,
                     03/29/02 .........................................................          224,423                    211,995
 20,000,000(b)     Sub. Deb. Cv. 2.70%,
                     05/31/02 .........................................................          245,615                    236,799
 10,000,000(b)   Sony Corporation Sub. Deb.
                   Cv.1.40%, 09/30/03 .................................................          108,153                    115,590
    140,000(c)   Tate & Lyle Public Limited
                   Company Sub. Deb. Cv. 5.75%
                   03/21/01 ...........................................................          191,609                    186,888
    250,000      TheraTx Inc. Sub. Deb. Cv.
                   8.00%, 02/01/02(g) .................................................          250,000                    228,125
                                                                                            ------------               ------------
                                                                                               1,121,843                  1,105,397
                                                                                            ------------               ------------

                 DIVERSIFIED INDUSTRIAL -- 19.26%
    100,000      Astra International Inc., PT
                   Sub. Deb. Cv. 6.75%,
                   05/30/06 ...........................................................           87,000                     93,000
    350,000      Ayala Corp. Sub. Deb. Cv.
                   Zero Coupon, 12/08/00 ..............................................          252,597                    252,438
    250,000      Ballarpur Industries Ltd. Sub.
                   Deb. Cv. 4.00%, 04/01/99 ...........................................          242,110                    226,250
    100,000      China Resources Enterprise
                   Sub. Deb. Cv. 3.00%,
                   11/24/05 ...........................................................          103,484                    109,375
    200,000(c)   Cookson Group plc Sub. Deb.
                   Cv. 7.00%, 11/02/04 ................................................          327,220                    365,025
  1,328,900(a)   Finaxa Sub. Deb. Cv. 3.00%,
                   01/01/01 ...........................................................          287,014                    307,199
    997,500(a)   Groupe Saint Louis Sub. Deb.
                   Cv. 7.00%, 01/01/00 ................................................          221,294                    241,273
 20,000,000(b)   Kawasaki Heavy Industries
                   Ltd. Sub. Deb. Cv. 0.80%,
                   09/28/01 ...........................................................          219,358                    213,158
 10,000,000(b)   Kokusai Electric Co. Ltd. Sub.
                   Deb. Cv. 1.30%, 09/30/02 ...........................................          110,072                    115,299
    100,000      Loxley Co. Ltd. Sub. Deb. Cv.
                   3.50%, 04/18/05 ....................................................          109,473                    114,500
    100,000      Nan Ya Plastics Corporation
                   Sub. Deb. Cv. 1.75%,
                   07/19/01 ...........................................................           93,517                     99,000
 20,000,000(b)   Nissen Co. Ltd. Sub. Deb. Cv.
                   2.10%, 06/20/02 ....................................................          233,593                    204,438
    140,000(d)   Oce Van Der Grinten NV Sub.
                   Deb. Cv. 4.75%, 06/15/01 ...........................................           94,629                     94,406
    100,000      President Enterprises Sub.
                   Deb. Cv. Zero Coupon,
                   07/22/01 ...........................................................          112,750                    132,000
    100,000      PT Eka Gunatama Mandiri
                   Sub. Deb. Cv. 4.00%,
                   10/04/97 ...........................................................           96,588                    116,500
    200,000      Renong Berhad Sub. Deb. Cv.
                   2.00%, 07/15/05(g) .................................................          201,497                    202,000

                              The accompanying notes are an integral part of the financial statements.

                                                                 6

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- December 31, 1995
====================================================================================================================================

  Principal                                                                                                                Market
   Amount                                                                                      Cost                        Value
   ------                                                                                      ----                        -----
$   150,000      Samancor O/S Financing Ltd.
                   Sub. Deb. Cv. 7.00%,
                   06/30/04 ...........................................................     $    142,779               $    145,500
                                                                                            ------------               ------------
                                                                                               2,934,975                  3,031,361
                                                                                            ------------               ------------

                 ENERGY -- 2.65%
    150,000      Banpu Coal Sub. Deb. Cv.
                   3.50%, 08/25/04 ....................................................          156,848                    186,000
    150,000(c)   Elf Enterprise Finances Sub.
                   Deb. Cv. 8.75%, 06/27/06 ...........................................          237,284                    231,241
                                                                                            ------------               ------------
                                                                                                 394,132                    417,241
                                                                                            ------------               ------------

                 FINANCIAL SERVICES -- 7.73%
    250,000      Bangkok Bank Ltd. Sub.
                   Deb. Cv. 3.25%, 03/03/04 ...........................................          231,546                    266,250
    140,000      Goldlion Capital Ltd. Sub.
                   Deb. Cv. 4.875%, 02/01/99 ..........................................          140,406                    157,500
    150,000      Investec O/S Finance BVI Sub.
                   Deb. Cv. 6.375%, 11/30/02 ..........................................          153,598                    162,000
     50,000      Lend Lease Finance Interna-
                   tional Ltd. Sub. Deb. Cv.
                   4.75%, 06/01/03 ....................................................           53,805                     61,250
    100,000      Metrobank International
                   Finance Ltd. Sub. Deb. Cv.
                   2.75%, 09/10/00 ....................................................          100,000                    108,000
    250,000      Mitsubishi Trust & Banking
                   Corp. Sub. Deb. Cv. 3.25%,
                   09/30/03 ...........................................................          230,922                    226,250
    250,000      Sappi BVI Finance Ltd. Sub.
                   Deb. Cv. 7.50%, 08/01/02 ...........................................          237,535                    236,250
                                                                                            ------------               ------------
                                                                                               1,147,812                  1,217,500
                                                                                            ------------               ------------

                 FOOD AND BEVERAGES -- 1.70%
    270,000(a)   BSN SA Unsub. Deb. Cv.
                   6.60%, 01/01/00 ....................................................           53,430                     67,332
    500,000(e)   Danisco A/S Sub. Deb. Cv.
                   5.00%, 02/21/04 ....................................................           95,943                     98,105
    100,000      Jinro Ltd. Sub. Deb. Cv.
                   0.25%, 09/30/09 ....................................................           92,262                    102,750
                                                                                            ------------               ------------
                                                                                                 241,635                    268,187
                                                                                            ------------               ------------

                 HEALTH CARE -- 1.38%
    500,000      Roche Holding Ltd. Sub. Deb.
                   Cv. Zero Coupon, 04/20/10 ..........................................          186,887                    216,875
                                                                                            ------------               ------------

                 INDUSTRIAL EQUIPMENT AND SUPPLIES -- 3.74%
    100,000      Alfa S.A. de C.V. Sub. Deb.
                   Cv. 8.00%, 09/15/00 ................................................          100,000                     98,375
 20,000,000(b)   Nippon Electric Glass Co.,
                   Ltd. Sub. Deb. Cv. 2.00%,
                   03/29/02 ...........................................................          222,858                    223,428
    250,000      Thermo Electron Corporation
                   Sub. Deb. Cv. 4.25%,
                   01/01/03 ...........................................................          250,000                    267,500
                                                                                            ------------               ------------
                                                                                                 572,858                    589,303
                                                                                            ------------               ------------

                 METALS AND MINING -- 3.54%
    100,000      Bema Gold Corporation Sub.
                   Deb. Cv. 7.50%, 02/28/00 ...........................................          100,000                    114,000
    100,000      Coeur d'Alene Mines Corp-
                   oration Sub. Deb. Cv.
                   6.375%, 01/31/04 ...................................................          100,897                     93,875
    150,000      Inco Ltd. Sub. Deb. Cv.
                   5.75%, 07/01/04 ....................................................          168,189                    197,250
    100,000(c)   Lonrho Finance Public Sub.
                   Deb. Cv. 6.00%, 02/27/04 ...........................................          141,153                    152,675
                                                                                            ------------               ------------
                                                                                                 510,239                    557,800
                                                                                            ------------               ------------

                 PAPER AND FOREST PRODUCTS -- 2.20%
    500,000(f)   Kymmene Corporation Sub.
                   Deb. Cv. 8.25%, 11/18/43 ...........................................          111,638                    120,644
    240,000      PT Pabrik Kertas Tjiwi Sub.
                   Deb. Cv. 7.25%, 04/12/01 ...........................................          219,693                    226,200
                                                                                            ------------               ------------
                                                                                                 331,331                    346,844
                                                                                            ------------               ------------

                 REAL ESTATE / DEVELOPMENT -- 5.96%
 20,000,000(b)   Heiwa Real Estate Sub. Deb.
                   Cv. 2.50%, 03/29/02 ................................................          231,576                    222,847
    200,000      Henderson Capital International
                   Sub. Deb. Cv. 4.50%,
                   10/27/96 ...........................................................          197,379                    205,500
    250,000      Liberty Property Trust Sub.
                   Deb. Cv. 8.00%, 07/01/01 ...........................................          250,000                    257,813
    150,000      New World Development Co.
                   Sub. Deb. Cv. 4.375%,
                   12/11/00 ...........................................................          147,352                    154,500
    100,000      Rouse Company Sub. Deb.
                   Cv. 5.75%, 07/23/02 ................................................           82,872                     97,500
                                                                                            ------------               ------------
                                                                                                 909,179                    938,160
                                                                                            ------------               ------------

                 RETAIL -- 2.53%
    100,000(c)   ASDA Finance Ltd. Sub. Deb. Cv.
                   10.75%, 10/21/05 ...................................................          155,854                    195,300

                              The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- December 31, 1995
====================================================================================================================================

  Principal                                                                                                                Market
   Amount                                                                                      Cost                        Value
   ------                                                                                      ----                        -----
$   100,000      Federated Department Stores
                   Sub. Deb. Cv. 5.00%,
                   10/01/03 ...........................................................     $    100,000               $    101,250
    100,000      Robinson Department Store
                   Sub. Deb. Cv. 3.25%,
                   07/27/00 ...........................................................          102,478                    102,500
                                                                                            ------------               ------------
                                                                                                 358,332                    399,050
                                                                                            ------------               ------------

                 TELECOMMUNICATIONS -- 5.32%
    250,000      Rogers Communications Inc.
                   Sub. Deb. Cv. 2.00%,
                   11/26/05 ...........................................................          131,348                    134,375
    150,000      Scandinavian Broadcasting
                   System SA Sub. Deb. Cv.
                   7.25%, 08/01/05 ....................................................          161,728                    154,125
    357,000      Tele 2000 S.A. Sub. Deb. Cv.
                   9.75%, 04/14/97(g) .................................................          326,897                    305,235
    250,000      Telekom Malaysia Berhad
                   Sub. Deb. Cv. 4.00%,
                   0/03/04(g) .........................................................          242,517                    243,438
                                                                                            ------------               ------------
                                                                                                 862,490                    837,173
                                                                                            ------------               ------------

                 TRANSPORTATION -- 2.48%
 10,000,000(b)   Nippon Yusen Kabushiki
                   Kaisha Sub. Deb. Cv.
                   2.00%, 09/29/00 ....................................................          113,408                    114,330
    250,000      Yang Ming Marine Transport
                   Sub. Deb. Cv. 2.00%,
                   10/06/01 ...........................................................          257,500                    275,625
                                                                                            ------------               ------------
                                                                                                 370,908                    389,955
                                                                                            ------------               ------------

                 TOTAL CONVERTIBLE
                   CORPORATE BONDS ....................................................       11,506,761                 11,815,030
                                                                                            ------------               ------------

                 CONVERTIBLE PREFERRED STOCKS -- 14.01%
                 BUSINESS SERVICES -- 1.00%
      5,000      Browning-Ferris Industries,
                   Inc. 7.25% "Aces" ..................................................          178,125                    156,875
                                                                                            ------------               ------------

                 ENERGY -- 3.71%
      5,000      Atlantic Richfield Company
                   9.01% Cv. Pfd. .....................................................          123,750                    117,500
      5,000      Enron Corporation Pfd. ...............................................          120,250                    120,000
      4,000      Unocal Corporation ...................................................          220,250                    217,500
      2,500      Valero Energy Corp. ..................................................          117,963                    128,750
                                                                                            ------------               ------------
                                                                                                 582,213                    583,750
                                                                                            ------------               ------------

                 FINANCIAL SERVICES -- 0.94%
      2,500      Ahmanson (H.F.) & Co. Pfd. D .........................................          102,650                    147,813
                                                                                            ------------               ------------

                 INDUSTRIAL EQUIPMENT & SUPPLIES -- 0.36%
      2,000      McDermott International, Inc.
                   Cv. Pfd. ...........................................................           62,100                     56,750
                                                                                            ------------               ------------

                 METALS AND MINING -- 2.73%
     10,000      Kaiser Aluminum Corp. Pfd. ...........................................          159,250                    128,750
      3,000      Magma Copper Company
                   6.00% Cv. Pfd. Ser. E ..............................................          197,555                    301,125
                                                                                            ------------               ------------
                                                                                                 356,805                    429,875
                                                                                            ------------               ------------
                 REAL ESTATE / DEVELOPMENT -- 1.40%
      9,000      Security Capital Pacific Trust
                   Pfd. Ser. A ........................................................          189,439                    220,500
                                                                                            ------------               ------------
                 TELECOMMUNICATIONS -- 3.87%
      5,500      Cablevision Systems Pfd. .............................................          153,275                    149,875
     15,000      Ericsson (L.M.) Telephone
                   Company 4.25% Cv. Pfd. .............................................           26,250                     41,250
      5,000      MFS Communications
                   Company, Inc. Pfd. .................................................          167,500                    243,438
      4,600      Sprint Corporation 8.25%
                   Cv. Pfd. ...........................................................          146,625                    174,800
                                                                                            ------------               ------------
                                                                                                 493,650                    609,363
                                                                                            ------------               ------------

                 TOTAL CONVERTIBLE
                   PREFERRED STOCKS ...................................................        1,964,982                  2,204,926
                                                                                            ------------               ------------

                 TOTAL CONVERTIBLE
                   SECURITIES .........................................................       13,471,743                 14,019,956
                                                                                            ------------               ------------

                 PREFERRED STOCKS -- 0.67%
                 METALS AND MINING -- 0.67%
      5,000      Freeport-McMoRan Copper
                   & Gold Inc. ........................................................           95,925                    105,625
                                                                                            ------------               ------------

                 TOTAL PREFERRED STOCKS ...............................................           95,925                    105,625
                                                                                            ------------               ------------

                 COMMON STOCKS -- 2.24%

                 ADVERTISING -- 0.35%
        700      Havas                                                                            51,063                     55,387
                                                                                            ------------               ------------

                 COMMUNICATIONS -- 0.35%
      5,000      Rogers Communication .................................................           51,883                     55,861
                                                                                            ------------               ------------

                 ENTERTAINMENT -- 0.24%
      1,000      Time Warner Inc. .....................................................           40,550                     37,875
                                                                                            ------------               ------------

                 METALS & MINING -- 1.30%
      5,000      Kaiser Aluminum Corp.+ ...............................................           57,400                     65,000
     10,000      Pegasus Gold Inc.+ ...................................................          118,000                    138,750
                                                                                            ------------               ------------
                                                                                                 175,400                    203,750
                                                                                            ------------               ------------

                 TOTAL COMMON STOCKS ..................................................          318,896                    352,873
                                                                                            ------------               ------------


                              The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- December 31, 1995
====================================================================================================================================
  Principal
   Amount                                                                                                                 Market
  or Shares                                                                                    Cost                        Value
  ---------                                                                                    ----                        -----
                 WARRANTS -- 2.15%

                 AUTO RELATED -- 0.30%
         50      NGK Spark Plug Co. Ltd.
                   01/20/98+ ..........................................................     $     62,500               $     47,500
                                                                                            ------------               ------------

                 DIVERSIFIED INDUSTRIAL -- 0.66%
         50      Kyocera Corp. 01/23/98+ ..............................................           69,375                     64,375
         50      Nishimatsu Construction
                   Co., Ltd. 12/03/96+ ................................................           47,500                     40,000
                                                                                            ------------               ------------
                                                                                                 116,875                    104,375
                                                                                            ------------               ------------

                 METAL & MINING -- 0.77%
         50      Sumitomo Metal Mining Co.,
                   Ltd. 12/24/97+ .....................................................           80,625                    120,625
                                                                                            ------------               ------------

                 RETAIL -- 0.42%
        150      Takashimaya Co., Ltd.
                   07/02/96+ ..........................................................           26,250                     65,625
                                                                                            ------------               ------------

                 TOTAL WARRANTS .......................................................          286,250                    338,125
                                                                                            ------------               ------------

                 U.S. GOVERNMENT OBLIGATIONS-- 10.07%
$ 1,590,000      U.S. Treasury Bills, 3.60%
                   to 4.66% Due 01/11/96 to
                   02/08/96 ...........................................................        1,585,270                  1,585,270
                                                                                            ------------               ------------

                 TOTAL U.S. GOVERNMENT
                   OBLIGATIONS ........................................................        1,585,270                  1,585,270
                                                                                            ------------               ------------

                 TOTAL INVESTMENTS
                   -- 104.19% .........................................................     $ 15,758,084                 16,401,849
                                                                                            ============

                 Liabilities, in excess of
                   Other Assets -- 4.19% ..............................................                                    (659,757)
                                                                                                                       ------------

                 NET ASSETS -- (1,458,695
                   shares outstanding)
                   100.00% ............................................................                                $ 15,742,092
                                                                                                                       ============

                 Net Asset Value and
                   Redemption Price Per
                   Share ..............................................................                                      $10.79
                                                                                                                             ======

 Number of
 Contracts
 ---------
                 PUT OPTIONS

         50      S & P 500 January 1996
                   $620.00 ............................................................     $     39,525               $     42,500
                                                                                            ============               ============
                                                                                              Premiums
                                                                                              Received
                                                                                              --------
                 PUT OPTIONS WRITTEN
         50      S & P 500 January 1996
                   $600.00 ............................................................     $     20,099               $     10,625
                                                                                            ============               ============

----------------

(a)  - Principal amount denoted in French Francs.

(b)  - Principal amount denoted in Japanese Yen.

(c)  - Principal amount denoted in British Pounds.

(d)  - Principal amount denoted in Netherlands Guilders.

(e)  - Principal amount denoted in Danish Krone.

(f)  - Principal amount denoted in Finnish Markka.

(g) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, Rule 144A securities amounted to $978,798 or 6.2% of net assets.

+    - Non income producing security.


*For Federal Income Tax purposes:
        Aggregate cost ........................................    $ 15,758,084
                                                                   ============
        Gross unrealized appreciation .........................    $  1,006,102
        Gross unrealized depreciation .........................        (362,337)
                                                                   ------------
        Net unrealized appreciation ...........................    $    643,765
                                                                   ============



--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1995
                                -----------------

    Matsushita Electric Industrial Co.       Yang Ming Marine Transport
    Cookson Group plc                        International CabelTel Inc.
    Finaxa                                   Thermo Electron Corp.
    Tele 2000 S.A.                           Bangkok Bank Ltd.
    Magma Copper Company                     Softkey International Inc.

--------------------------------------------------------------------------------


     The accompanying notes are an integral part of thefinancial statements.

                 The Gabelli Global Convertible Securities Fund

Statement of Assets and Liabilities
December 31, 1995
================================================================================

Assets:
   Investments in securities, at value
     (Cost $15,758,084) ...................................        $ 16,401,849
   Unrealized appreciation on forward foreign
     currency contracts ...................................             196,129
   Options purchased, at value (Cost $39,525) .............              42,500
   Cash ...................................................              37,188
   Receivable for investments sold ........................             398,726
   Dividends and interest receivable ......................             183,020
   Deferred organizational expenses .......................              40,154
                                                                   ------------
     Total Assets .........................................          17,299,566
                                                                   ------------
Liabilities:
   Options written, at value
     (Premiums received: $20,099) .........................              10,625
   Payable to Advisor .....................................              13,438
   Payable for distribution fees ..........................               6,492
   Payable for investments purchased ......................           1,443,220
   Payable for Fund shares redeemed .......................               2,523
   Dividends payable ......................................              33,960
   Other accrued expenses .................................              47,216
                                                                   ------------
     Total Liabilities ....................................           1,557,474
                                                                   ------------
     Net Assets (applicable to 1,458,695
        shares outstanding) ...............................        $ 15,742,092
                                                                   ============
     Net asset value and redemption
        price per share ...................................        $      10.79
                                                                   ============
Net Assets Consist of:
   Capital Stock, at par value ............................        $      1,459
   Additional paid-in capital .............................          15,030,130
   Distributions in excess of net
      investment income ...................................             (64,539)
   Accumulated net realized loss on
      investments .........................................             (58,839)
   Net unrealized appreciation on investments
      and assets and liabilities denominated in
      foreign currencies ..................................             833,881
                                                                   ------------
     Net Assets ...........................................        $ 15,742,092
                                                                   ============




Statement of Operations for the Year Ended
December 31, 1995
================================================================================

Investment Income:
   Interest (Net of foreign taxes of $1,460) ................       $   703,239
   Dividends ................................................           200,208
                                                                    -----------
     Total Income ...........................................           903,447
                                                                    -----------
Expenses:
   Investment Advisory ......................................           170,164
   Shareholder services .....................................            72,954
   Distribution fees ........................................            42,527
   Legal and audit ..........................................            31,029
   Printing and mailing .....................................            28,397
   Registration .............................................            20,850
   Custodian ................................................            16,205
   Amortization of organization expenses ....................            14,647
   Directors' fees and expenses .............................             5,833
   Miscellaneous ............................................             7,213
                                                                    -----------
     Total Expenses .........................................           409,819
                                                                    -----------
   Net Investment Income ....................................           493,628
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions:
   Net realized loss on investments .........................           (28,739)
   Net change in unrealized appreciation ....................         1,630,775
                                                                    -----------
     Net gain on investments ................................         1,602,036
                                                                    -----------
Net increase in net assets resulting from
   operations ...............................................       $ 2,095,664
                                                                    ===========




Statement of Changes in Net Assets
====================================================================================================================================
                                                                                           Year Ended        February 3, 1994
                                                                                          December 31,  (Commencement of Operations)
                                                                                              1995        through December 31, 1994
                                                                                          ------------         ------------
Increase (decrease) in Net Assets: .............................................
   Net Investment Income .......................................................          $    493,628         $    241,857
   Net realized loss on investments ............................................               (28,739)             (30,100)
   Net change in unrealized appreciation .......................................             1,630,775             (796,894)
                                                                                          ------------         ------------
     Net increase (decrease) in net assets resulting from operations ...........             2,095,664             (585,137)
                                                                                          ------------         ------------
   Distributions from net investment income ....................................              (493,628)            (241,857)
   Distributions in excess of net investment income ............................               (62,592)              (1,947)
                                                                                          ------------         ------------
                                                                                              (556,220)            (243,804)
                                                                                          ------------         ------------
   Share transactions-- net ....................................................            (1,370,857)          16,402,446
     Net increase in net assets ................................................               168,587           15,573,505
                                                                                                               ------------
Net Assets:
   Beginning of period .........................................................            15,573,505                   --
                                                                                          ------------         ------------
   End of period ...............................................................          $ 15,742,092         $ 15,573,505
                                                                                          ============         ============

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The objective of The Gabelli Global Convertible Securities Fund (the "Fund") is to obtain a high rate of total return. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on February 3, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 1995, the Fund had sold short the following forward foreign currency contracts:

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

                                             Settlement                                              Unrealized
              Amount/Currency                   Dates                       Value                    Gain/(Loss)
              ---------------               ------------                  ---------                 ------------
      185,297,500   Japanese Yen     5/17/96, 5/31/96 and 8/7/96         $ 1,836,035                  $ 195,391
          479,137   British Pound              5/31/96                       739,861                         23
        2,577,125   French Franc         5/31/96 and 6/11/96                 526,850                     (5,456)
        1,211,750   Finnish Markka             5/31/96                       279,551                      6,171
                                                                         -----------                  ---------
                                                                         $ 3,382,297                  $ 196,129
                                                                         ===========                  =========

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Capital Stock  Transactions.  The Articles of  Incorporation,  dated July 16,
1993,  permit  the  Fund  to  issue  200,000,000   shares  (par  value  $0.001).
Transactions in shares of common stock were as follows:

                                                                                           February 3, 1994
                                                                Year Ended           (commencement of operations)
                                                             December 31, 1995         through December 31, 1994
                                                             -----------------         -------------------------
                                                           Shares         Amount        Shares         Amount
                                                           ------         ------        ------         ------
      Shares sold ....................................    464,817      $4,735,331     1,854,279     $19,389,838
      Shares issued upon reinvestment of dividends ...     48,399         522,244        22,513         223,559
      Shares redeemed ................................   (623,259)     (6,628,432)     (308,054)     (3,210,951)
                                                         --------     -----------     ---------     -----------
      Net increase (decrease) ........................   (110,043)    ($1,370,857)    1,568,738     $16,402,446
                                                         ========     ===========     =========     ===========


3. Purchases and Sales of Securities. Purchases and sales of securities for the period ended December 31, 1995, other than U.S. government obligations and short-term securities, aggregated $25,282,651 and $23,894,955, respectively.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are, in the opinion of management, economically appropriate to the reduction of risks involved in the management of the Fund. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements. During the year ended December 31, 1995, the Fund sold short futures contracts aggregating $7,654,307, closed short futures contracts aggregating $9,843,024, opened long futures contracts aggregating $399,065 and closed long futures contacts aggregating $2,753,793.

Options. The Fund may purchase or write call or put options on securities or indices. During 1995, the Fund utilized put options to hedge the value of the Fund's portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premiums, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price.

Transactions in written put options and purchased put options for the year ended December 31, 1995:

                                                       Written Put Options               Purchased Put Options
                                                       -------------------               ---------------------
                                                      Number                             Number
                                                   of Contracts       Premium         of Contracts       Premium
                                                    ----------       ---------         ----------       ---------
Options outstanding at January 1, 1995 ..........        70          $ 28,135               90          $ 66,049
Options written .................................     1,500           470,584            1,405           925,302
Options closed ..................................      (570)         (225,735)            (260)         (195,352)
Options expired .................................      (945)         (248,517)          (1,160)         (726,279)
Options exercised ...............................        (5)           (4,368)             (25)          (30,195)
                                                     ------          --------           ------          --------
Options outstanding at December 31, 1995 ........        50          $ 20,099               50          $ 39,525
                                                     ======          ========           ======          ========

Repurchase  Agreements.  The Fund may  enter  into  repurchase  agreements  with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Directors. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer, of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and pay the compensation of all officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during 1995.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the period ended December 31, 1995, the Fund has incurred distribution costs of $42,527, or 0.25% of average net assets, the annual limitation under the Plan, payable to Gabelli & Company, Inc., an affiliate of the Advisor. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $271,178 which are in excess of the 0.25% limitation may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1995 of $670 to Gabelli & Company, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                              February 3, 1994
                                                                              Year             (Commencement
                                                                              Ended        of Operations) Through
                                                                        December 31, 1995    December 31, 1994
                                                                        -----------------    -----------------
 Operating Performance:
         Net asset value, beginning of period .........................      $9.93                $10.00
                                                                            ------                ------
         Net investment income ........................................       0.39                  0.16
         Net realized and unrealized gain/(loss) on securities ........       0.86                 (0.07)
                                                                            ------                ------
         Total from investment operations .............................       1.25                  0.09
 Less Distributions:
         Dividends from net investment income .........................      (0.39)                (0.16)
                                                                            ------                ------
 Net asset value, end of period .......................................     $10.79                $ 9.93
                                                                            ======                ======
         Total Return(a) ..............................................      12.62%                 0.90%
 Ratios to average net assets/supplemental data:
         Net assets, end of period (in thousands) .....................    $15,742               $15,574
         Ratio of operating expenses to average net assets ............       2.41%                 2.49%(b)
         Ratio of net investment income to average net assets .........       2.90%                 2.80%(b)
         Portfolio turnover rate ......................................        152%                  329%

----------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(b) Annualized.

The Gabelli Global Convertible Securities Fund
Report of Grant Thornton LLP, Independent Auditors

================================================================================


Shareholders and Board of Directors
The Gabelli Global Convertible Securities Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the series constituting Gabelli Global Series Funds, Inc.), as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the statement of changes in net assets and financial highlights for the period from February 3, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. as of December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.


                                                  /s/  Grant Thornton LLP


Grant Thornton LLP
New York, New York
February 16, 1996


--------------------------------------------------------------------------------
                   1995 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1995, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.393 per share. For fiscal year 1995, 40.0% of the ordinary income dividends qualifies for the dividends received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividends paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 3.45%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Securities Fund did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                      The Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing DIrector
BALMAC International, Inc.


                                    Officers

Mario J. Gabelli, CFA           A. Hartswell Woodson, III
President                       Vice President and
                                Portfolio Manager

Bruce N. Alpert                 James E. McKee
Vice President and              Secretary
Treasurer


                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------